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                          WRITTEN CONSENT OF SHAREHOLDERS OF
                            BANK OF SANTA MARIA TO APPROVE
                             A PLAN OF REORGANIZATION AND
                       MERGER AGREEMENT DATED NOVEMBER 20, 1996
                              REGARDING THE FORMATION OF
                         A BANK HOLDING COMPANY FOR THE BANK,
                AND TO APPROVE THE BSM BANCORP 1996 STOCK OPTION PLAN


    1. The undersigned record holder of _______ shares of Common Stock of Bank of Santa Maria, Santa Maria, California (the "Bank"), hereby consents to, and does hereby approve, a proposal to approve the Plan of Reorganization and Merger Agreement ("Merger Agreement"), entered into as of November 20, 1996 by and among the Bank, BSM Bancorp (the "Holding Company") and BSM Merger Company (the "Merger Corp."), providing for the acquisition of the Bank by the Holding Company by means of a merger (the "Merger") of the Merger Corp. with and into the Bank, as a result of which the Holding Company will issue common stock, no par value of the Holding Company ("Holding Company Common Stock"), to each of the Bank shareholders, in exchange for all of the outstanding shares of common stock, no par value of the Bank (the "Bank Common Stock"). These transactions are more fully described in the enclosed Written Consent Statement/Prospectus and in the Merger Agreement attached as Annex I to the Written Consent Statement/Prospectus.


                  / /  FOR         / /  AGAINST         / /  ABSTAIN


    2. The undersigned record holder of ________ shares of Common Stock of Bank of Santa Maria, as prospective shareholder of the Holding Company, hereby consents to, and does hereby approve, the proposed BSM Bancorp 1996 Stock Option Plan (the "1996 Plan"), adopted by the Board of directors of the Holding Company on November 12, 1996 that would reserve ____________ shares of Common Stock of the Holding Company, as described in the Written consent Statement/Prospectus dated _________, 1997, subject to approval of the California Commissioner of Corporations, and any required changes of any regulatory agency.


                  / /  FOR         / /  AGAINST         / /  ABSTAIN


    By signing this Written Consent, a shareholder of the Bank shall be deemed to have voted all shares of the Bank's Common Stock which he is entitled to vote in accordance with the specifications made above, with respect to the proposals described above. IF A SHAREHOLDER SIGNS AND RETURNS THIS WRITTEN CONSENT, BUT DOES NOT INDICATE THEREON THE MANNER IN WHICH HE WISHES HIS SHARES TO BE VOTED WITH RESPECT TO THE PROPOSALS DESCRIBED ABOVE, THEN SUCH SHAREHOLDER WILL BE DEEMED TO HAVE GIVEN HIS AFFIRMATIVE WRITTEN CONSENT TO THE PROPOSALS. A Written Consent marked "abstain" will not be voted either for or against such proposals.

    THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE BANK. THIS WRITTEN CONSENT MAY BE REVOKED AT ANY TIME PRIOR TO THE RECEIPT BY THE BANK OF AFFIRMATIVE WRITTEN CONSENTS REPRESENTING A MAJORITY OF THE BANK'S OUTSTANDING SHARES OF COMMON STOCK BY FILING A WRITTEN INSTRUMENT REVOKING THE WRITTEN CONSENT WITH THE BANK'S SECRETARY.


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    THE BANK'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE YOUR
AFFIRMATIVE WRITTEN CONSENT TO THE PROPOSED FORMATION OF A BANK HOLDING COMPANY AND APPROVAL OF THE MERGER AGREEMENT, APPROVAL OF THE BSM BANCORP 1996 STOCK OPTION PLAN.


Dated:  __________________, 1997            -----------------------------------
                                            Typed or Printed Name


                                            -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Typed or Printed Name


                                            -----------------------------------
                                            Signature


    (Please date this Written Consent and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)


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